EXHIBIT 10.20.1

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                             U.S. HOME & GARDEN INC.
                      ------------------------------------

         AGREEMENT made as of this 8th day of September, 1993, as amended, between U.S. Home & Garden Inc. (the "Company"), a Delaware corporation, having a principal place of business in San Francisco, California, and Robert Kassel (the "Grantee") residing at 3444 Washington Street, San Francisco, California 94118.


         WHEREAS, the Company has previously granted to the Grantee a non-qualified option (the "Option") to purchase 100,000 shares of its common stock, $.001 par value per share ("Common Stock"), in consideration of the Grantee personally guaranteeing certain indebtedness of the Company pursuant to the Company's prior line of credit with First Interstate Bank of California;


         WHEREAS, certain terms of the Option have previously been modified;


         WHEREAS, the Company and Grantee wish to memorialize the current terms of the Option in one agreement.


         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1. GRANT OF OPTION. The Company hereby confirms its grant to the Grantee of the right and option to purchase all or any part of an aggregate of one hundred thousand (100,000) shares of its Common Stock (the "Shares"), on the terms and conditions and subject to all the limitations set forth herein.

         2. PURCHASE PRICE. The purchase price of the Shares covered by the Option (the "Purchase Price") shall be $1.69 per Share.

         3. EXERCISE OF OPTION. The Option represented by this Agreement shall be exercisable in equal installments on the first day of July of each year with the first installment commencing on July 1, 1999 and the last installment commencing on January 1, 2008.

         4. TERM OF OPTION. The Option shall terminate on September 9, 2008.

         5. EXERCISE OF OPTION AND ISSUE OF SHARES. (A) The Option may be exercised in whole or in part (to the extent that it is exercisable in accordance with its terms) by giving written notice to the Company, together with the tender of the purchase price of the Shares covered by the Option. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised, shall contain any warranty required by Section 6 below and shall otherwise comply with the terms and conditions of this Agreement. The Company shall pay all original issue taxes with respect to the issue of the Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection herewith. Except as specifically set forth herein, the Grantee or other holder of this Option acknowledges that any income or other taxes due from him with respect to this Option or the Shares issuable pursuant to this Option shall be the responsibility of the holder. The holder of this Option shall have rights as a shareholder only with respect to any Shares covered by the Option after due exercise of the Option and tender of the full purchase price for the shares being purchased pursuant to such exercise.

         (B) At any time during the term of the Option specified in Section 4 hereof, the Holder may, at his option, exchange this Option, in whole or in part (an "Option Exchange"), into the number of Shares determined in accordance with this Section 5(B), by surrendering this Option at the principal office of the Company, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Shares to be exchanged and the date on which the Holder requests that such Option Exchange occur (the "Notice of Exchange"). The Option Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the Shares issuable upon such Option Exchange and, if applicable, a new warrant of like tenor evidencing the balance of the Shares remaining subject to this Option, shall be issued as of the Exchange Date and delivered to the Holder within ten (10) days following the Exchange Date. In connection with any Option Exchange, this Option shall represent the right to subscribe for and acquire the number of Shares (rounded to the next highest integer) equal to (i) the number of Shares specified by the Holder in its Notice of Exchange (the "Total Number") less (ii) the number of Shares equal to the quotient obtained by dividing (A) the product of the Total Number and the existing Purchase Price (as hereinafter defined) by (B) the Current Market Value of a share of Common Stock.

         As used herein, the phrase "Current Market Value" at any date shall be deemed to be the last reported sale price, or, in the case no such reported sale takes place on such day, the average of the last reported sale prices for the last three trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or as reported in the NASDAQ SmallCap Market or National Market System, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the NASDAQ SmallCap Market or National Market System, the closing bid price as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or similar organization if NASDAQ is no longer reporting such information, or if none of the foregoing are available, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it for the two days immediately preceding such issuance or sale and the day of such issuance or sale.

         6. PURCHASE FOR INVESTMENT. Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have effectively registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

                  (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise that such person(s) are acquiring such Shares for his or her own account, for investment and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend or a substantially similar legend which shall be endorsed upon the certificate(s) evidencing their option Shares issued pursuant to such exercise:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). Such shares may not be sold, transferred or otherwise disposed of unless they have first been registered under the Act or, unless, in the opinion of counsel satisfactory to the Company's counsel, such registration is not required."

                  (b) If it so requests, the Company shall have been advised by its counsel that the Shares may be issued upon such particular exercise in compliance with the Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

         7. ADJUSTMENT OF PURCHASE PRICE.

                  (a) If the Company shall split, subdivide or combine its Common Stock, the Purchase Price shall be proportionately decreased in the case of a split or subdivision or increased in the case of a combination.

                  (b) If the Company shall pay a dividend with respect to the Common Stock or make any other distribution with respect to the Common Stock, payable in shares of Common Stock, then the Purchase Price shall be adjusted, from and after the date of determination of the stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Purchase Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and
(ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

         8. RECLASSIFICATION, MERGER, ETC. In the case of any reclassification of the Common Stock or in the case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification of the Common Stock) or in the case of any sale of all or substantially all of the assets of the Company, then the Company, or such successor or purchasing corporation, as the case may be, shall execute a new option, providing that the holder of this Option shall have the right to exercise such new option and upon such exercise to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Option, the number and kind of shares of stock other securities, money or property receivable upon such reclassification, change, consolidation or merger by a holder of shares of the Common Stock with respect to one share of Common Stock. Such new option shall provide for adjustments which shall be as nearly equivalent as may be practicable to that adjustments provided for herein. The provisions of this Section 8 shall similarly apply to successive reclassifications, changes, consolidations or mergers.

         9. STOCK TO BE RESERVED. The Company will at all times reserve and keep available out of its authorized Common Stock or its treasury shares, solely for the purpose of issue upon the exercise of this Option as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Option.

         10. NOTICES. Any notices required or permitted by the terms of this Agreement shall be given by registered or certified mail, return receipt requested, addressed as follows:

         To the Company:   U.S. Home & Garden Inc.
                           655 Montgomery Street - Suite 830
                           San Francisco, California  94111
                           Attention:  President

         To the Grantee:   Robert Kassel
                           3444 Washington Street
                           San Francisco, California 94118

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given when mailed in accordance with the foregoing provisions. Either party hereto may change the addresses to which notices hereunder may be given by providing the other party hereto with written notice of such change.

         11. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the law of Delaware.

         12. PRIOR AGREEMENTS. This Agreement supersedes all prior agreements between the parties with respect to the Option and the matters set forth herein.

         13. BENEFIT OF AGREEMENT. This Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators and successors of the parties hereto.


                  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Grantee has hereunto set his hand.


                                        U.S. HOME & GARDEN INC.


                                        By: /S/ DAVID HARPER
                                            -----------------------------------
                                            Name: David Harper
                                            Title: Vice President



                                        /S/ ROBERT KASSEL
                                        ---------------------------------------
                                            Robert Kassel, Grantee

                                                               EXHIBIT 10.20.2



                      NON-QUALIFIED STOCK OPTION AGREEMENT
                             U.S. HOME & GARDEN INC.
                      ------------------------------------


         AGREEMENT made as of this 1st day of July, 1994, as amended, between U.S. Home & Garden Inc. (the "Company"), a Delaware corporation, having a principal place of business in San Francisco, California, and Robert Kassel (the "Grantee") with an address at 3444 Washington Street, San Francisco, California 94118.

         WHEREAS, the Company has previously granted to the Grantee a non-qualified option (`Option") to purchase that number of shares of its common stock, $.001 par value per share (the "Common Stock") as set forth in Section 1 of this Agreement in consideration of services provided to the Company by the Grantee and the Grantee's assisting the Company in obtaining financing, including, but not limited to, the Company's sale of shares of its Common Stock to certain foreign investors and financing in connection with the Company's acquisition of Easy Gardener, Inc.

         WHEREAS, certain terms of the Option have previously been modified;

         WHEREAS, the Company and Grantee wish to memorialize the current terms of the Option in one agreement.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. GRANT OF OPTION. The Company hereby confirms its prior grant to the Grantee of the right and option to purchase all or any part of an aggregate of one hundred sixty one thousand one hundred and thirty-three (161,133) shares of its Common Stock (the "Shares")on the terms and conditions and subject to all the limitations set forth herein.

         2. PURCHASE PRICE. The per share purchase price of the Shares covered by the Option (the "Purchase Price") shall be $1.69.

         3. EXERCISE OF OPTION. The Option represented by this Agreement shall be exercisable in ten equal installments on June 30 of each year with the first installment commencing on June 30, 2000, and the last installment commencing on December 31, 2008.

         4. TERM OF OPTION. The Option shall terminate on July 1, 2009.

         5. EXERCISE OF OPTION AND ISSUE OF SHARES.

                  (a) The Option may be exercised in whole or in part (to the extent that it is exercisable in accordance with its terms) by giving written notice to the Company, together with the tender of the purchase price of the Shares covered by the Option. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised, shall contain any warranty required by Section 6 below and shall otherwise comply with the terms and conditions of this Agreement. The Company shall pay all original issue taxes with respect to the issue of the Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection herewith. Except as specifically set forth herein, the Grantee or other holder of this Option acknowledges that any income or other taxes due from him with respect to this Option or the Shares issuable pursuant to this Option shall be the responsibility of the Grantee or such holder. The holder of this Option shall have rights as a stockholder of the Company only with respect to any Shares covered by the Option after due exercise of the Option and tender of the full purchase price for the Shares being purchased pursuant to such exercise.

                  (b) At any time prior to the expiration of the term of the Option specified in Section 4 hereof, the holder of this Option may, at his option, exchange this Option, in whole or in part (an "Option Exchange ") into the number of shares of Common Stock determined in accordance with this Subsection 5(b), by surrendering this Option at the principal office of the Company, accompanied by a notice stating such holder's intent to effect such exchange, the number of Shares to be exchanged and the date on which the holder requests that such Option Exchange occur (the "Notice of Exchange"). The Option Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the Shares issuable upon such Option Exchange and, if applicable, a new Option of like tenor evidencing the balance of the Shares remaining subject to this Option, shall be issued as of the Exchange Date and delivered to the holder within ten (10) days following the Exchange Date. In connection with any Option Exchange, this Option shall represent the right to subscribe for and acquire the number of shares of Common Stock (rounded to the next highest integer) equal to (i) the number of Shares specified by the holder in its Notice of Exchange (the "Total Number") less (ii) the number of shares of Common Stock equal to the quotient obtained by dividing (A) the product of the Total Number and the existing Purchase Price by (B) the Current Market Value of a share of Common Stock.


         As used herein, the phrase "Current Market Value" at any date shall be deemed to be the last reported sale price, or, in the case no such reported sale takes place on such day, the average of the last reported sale prices for the last three trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or as reported in the NASDAQ SmallCap Market or National Market System, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the NASDAQ SmallCap Market or National Market System, the closing bid price as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or similar organization if NASDAQ is no longer reporting such information, or if none of the foregoing are available, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it for the two days immediately preceding such issuance or sale and the day of such issuance or sale.

         6. PURCHASE FOR INVESTMENT. Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have effectively registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

                  (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise that such person(s) are acquiring such Shares for it, his or her own account, as the case may be, for investment and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend or a substantially similar legend which shall be endorsed upon the certificate(s) evidencing their option Shares issued pursuant to such exercise:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). Such shares may not be sold, transferred or otherwise disposed of unless they have first been registered under the Act or, unless, in the opinion of counsel satisfactory to the Company's counsel, such registration is not required."

                  (b) The Company shall have been advised by its counsel that the Shares may be issued upon such particular exercise in compliance with the Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company reasonably deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

         7. ADJUSTMENT OF PURCHASE PRICE.

                  (a) If the Company shall split, subdivide or combine its Common Stock, the Purchase Price shall be proportionately decreased in the case of a split or subdivision or increased in the case of a combination.

                  (b) If the Company shall pay a dividend with respect to the Common Stock or make any other distribution with respect to the Common Stock, payable in shares of Common Stock, then the Purchase Price shall be adjusted, from and after the date of determination of the stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Purchase Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and
(ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

         8. RECLASSIFICATION, MERGER, ETC. In the case of any reclassification of the Common Stock or in the case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification of the Common Stock) or in the case of any sale of all or substantially all of the assets of the Company, then the Company, or such successor or purchasing corporation, as the case may be, shall execute a new option, providing that the holder of this Option shall have the right to exercise such new option and upon such exercise to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Option, the number and kind of shares of stock other securities, money or property receivable upon such reclassification, change, consolidation or merger by a holder of shares of the Common Stock with respect to one share of Common Stock. Such new option shall provide for adjustments which shall be as nearly equivalent as may be practicable to that adjustments provided for herein. The provisions of this Section 8 shall similarly apply to successive reclassifications, changes, consolidations or mergers.

         9. STOCK TO BE RESERVED. The Company will at all times reserve and keep available out of its authorized Common Stock or its treasury shares, solely for the purpose of issue upon the exercise of this Option as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Option.

         10. NOTICES. Any notices required or permitted by the terms of this Agreement shall be given by registered or certified mail, return receipt requested, addressed as follows:

             To the Company:  U.S. Home & Garden Inc.
                              655 Montgomery Street - Suite 830
                              San Francisco, California  94111
                              Attention:  President

             To the Grantee:  Robert Kassel
                              3444 Washington Street
                              San Francisco, CA 94118

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given when mailed in accordance with the foregoing provisions. Either party hereto may change the addresses to which notices hereunder may be given by providing the other party hereto with written notice of such change.

         11. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the law of the State of Delaware.

         12. PRIOR AGREEMENTS. This Agreement supersedes all prior agreements between the parties with respect to the Option and the matters set forth herein.

         13. BENEFIT OF AGREEMENT. This Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators and successors of the parties hereto.


         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Grantee has hereunto set its hand, all as of the day and year first above written

                                        U.S. HOME & GARDEN INC.


                                        By: /S/ DAVID HARPER
                                            -----------------------------------
                                                 David Harper, Vice President



                                        /S/ ROBERT KASSEL
                                        ---------------------------------------
                                            Robert Kassel, Grantee

                                                               EXHIBIT 10.20.3



                      NON-QUALIFIED STOCK OPTION AGREEMENT
                             U.S. HOME & GARDEN INC.
                      ------------------------------------

         AGREEMENT made as of this 30th day of August, 1996, as amended, between U.S. Home & Garden Inc. (the "Company"), a Delaware corporation, having a principal place of business in San Francisco, California, and Robert Kassel(the "Grantee") with an address at 3444 Washington Street, San Francisco, California 94118.

         WHEREAS, the Company has previously granted to the Grantee a non-qualified option (`Option") to purchase that number of shares of its Common Stock, $.001 par value per share (the "Common Stock") as set forth in Section 1 of this Agreement in consideration of services provided to the Company by the Grantee in connection with the Company's acquisition of Weatherly Consumer Products Group, Inc. and in procuring financing for such acquisition.

         WHEREAS, certain terms of the Option have previously been modified;

         WHEREAS, the Company and Grantee wish to memorialize the current terms of the Option in one agreement.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. GRANT OF OPTION. The Company hereby confirms its prior grant to the Grantee of the right and option to purchase all or any part of four hundred fifty thousand (450,000) shares of its Common Stock (the "Shares") on the terms and conditions and subject to all the limitations set forth herein.

         2. PURCHASE PRICE. The per share purchase price of the Shares covered by the Option (the "Purchase Price") shall be $2.0625.

         3. EXERCISE OF OPTION. The Option granted hereby shall be exercisable in full at any time prior to the expiration date of the Option set forth in
Section 4 of the Agreement.

         4. TERM OF OPTION. The Option shall terminate on November 17, 2005.

         5. EXERCISE OF OPTION AND ISSUE OF SHARES.

                  (a) The Option may be exercised in whole or in part (to the extent that it is exercisable in accordance with its terms) by giving written notice to the Company, together with the tender of the purchase price of the Shares covered by the Option. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised, shall contain any warranty required by Section 6 below and shall otherwise comply with the terms and conditions of this Agreement. The Company shall pay all original issue taxes with respect to the issue of the Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection herewith. Except as specifically set forth herein, the Grantee or other holder of this Option acknowledges that any income or other taxes due from him with respect to this Option or the Shares issuable pursuant to this Option shall be the responsibility of the Grantee or such holder. The holder of this Option shall have rights as a stockholder of the Company only with respect to any Shares covered by the Option after due exercise of the Option and tender of the full purchase price for the Shares being purchased pursuant to such exercise.

                  (b) At any time prior to the expiration of the term of the Option specified in Section 4 hereof, the holder of this Option may, at his option, exchange this Option, in whole or in part (an "Option Exchange ") into the number of shares of Common Stock determined in accordance with this Subsection 5(b), by surrendering this Option at the principal office of the Company, accompanied by a notice stating such holder's intent to effect such exchange, the number of Shares to be exchanged and the date on which the holder requests that such Option Exchange occur (the "Notice of Exchange"). The Option Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the Shares issuable upon such Option Exchange and, if applicable, a new Option of like tenor evidencing the balance of the Shares remaining subject to this Option, shall be issued as of the Exchange Date and delivered to the holder within ten (10) days following the Exchange Date. In connection with any Option Exchange, this Option shall represent the right to subscribe for and acquire the number of shares of Common Stock (rounded to the next highest integer) equal to (i) the number of Shares specified by the holder in its Notice of Exchange (the "Total Number") less (ii) the number of shares of Common Stock equal to the quotient obtained by dividing (A) the product of the Total Number and the existing Purchase Price by (B) the Current Market Value of a share of Common Stock.

         As used herein, the phrase "Current Market Value" at any date shall be deemed to be the last reported sale price, or, in the case no such reported sale takes place on such day, the average of the last reported sale prices for the last three trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or as reported in the NASDAQ SmallCap Market or National Market System, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the NASDAQ SmallCap Market or National Market System, the closing bid price as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or similar organization if NASDAQ is no longer reporting such information, or if none of the foregoing are available, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it for the two days immediately preceding such issuance or sale and the day of such issuance or sale.

         6. PURCHASE FOR INVESTMENT. Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have effectively registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

                  (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise that such person(s) are acquiring such Shares for it, his or her own account, as the case may be, for investment and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend or a substantially similar legend which shall be endorsed upon the certificate(s) evidencing their option Shares issued pursuant to such exercise:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). Such shares may not be sold, transferred or otherwise disposed of unless they have first been registered under the Act or, unless, in the opinion of counsel satisfactory to the Company's counsel, such registration is not required."

                  (b) The Company shall have been advised by its counsel that the Shares may be issued upon such particular exercise in compliance with the Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company reasonably deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

         7. ADJUSTMENT OF PURCHASE PRICE.

                  (a) If the Company shall split, subdivide or combine its Common Stock, the Purchase Price shall be proportionately decreased in the case of a split or subdivision or increased in the case of a combination.

                  (b) If the Company shall pay a dividend with respect to the Common Stock or make any other distribution with respect to the Common Stock, payable in shares of Common Stock, then the Purchase Price shall be adjusted, from and after the date of determination of the stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Purchase Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and
(ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

         8. RECLASSIFICATION, MERGER, ETC. In the case of any reclassification of the Common Stock or in the case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification of the Common Stock) or in the case of any sale of all or substantially all of the assets of the Company, then the Company, or such successor or purchasing corporation, as the case may be, shall execute a new option, providing that the holder of this Option shall have the right to exercise such new option and upon such exercise to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Option, the number and kind of shares of stock other securities, money or property receivable upon such reclassification, change, consolidation or merger by a holder of shares of the Common Stock with respect to one share of Common Stock. Such new option shall provide for adjustments which shall be as nearly equivalent as may be practicable to that adjustments provided for herein. The provisions of this Section 8 shall similarly apply to successive reclassifications, changes, consolidations or mergers.

         9. STOCK TO BE RESERVED. The Company will at all times reserve and keep available out of its authorized Common Stock or its treasury shares, solely for the purpose of issue upon the exercise of this Option as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Option.

         10. NOTICES. Any notices required or permitted by the terms of this Agreement shall be given by registered or certified mail, return receipt requested, addressed as follows:

         To the Company:   U.S. Home & Garden Inc.
                           655 Montgomery Street - Suite 830
                           San Francisco, California  94111
                           Attention: President

         To the Grantee:   Robert Kassel
                           3444 Washington Street
                           San Francisco, CA 94118

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given when mailed in accordance with the foregoing provisions. Either party hereto may change the addresses to which notices hereunder may be given by providing the other party hereto with written notice of such change.

         11. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the law of the State of Delaware.

         12. PRIOR AGREEMENTS. This Agreement supersedes all prior agreements between the parties with respect to the Option and the matters set forth herein.

         13. BENEFIT OF AGREEMENT. This Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators and successors of the parties hereto.


         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Grantee has hereunto set its hand, all as of the day and year first above written



                                       U.S. HOME & GARDEN INC.


                                       By: /S/ DAVID HARPER
                                           ------------------------------------
                                                David Harper, Vice President
                                                Title:



                                              /S/ ROBERT KASSEL
                                       ----------------------------------------
                                                  Robert Kassel, Grantee

                                                              EXHIBIT 10.20.4


                      NON-QUALIFIED STOCK OPTION AGREEMENT
                               HOME & GARDEN INC.
                      ------------------------------------


         AGREEMENT made as of this 24th day of December, 1996, as amended, between U.S. Home & Garden Inc. (the "Company"), a Delaware corporation, having a principal place of business in San Francisco, California, and Robert Kassel (the "Grantee") with an address at 3444 Washington Street, San Francisco, California 94118.

         WHEREAS, the Company has previously granted to the Grantee a non-qualified option (`Option") to purchase that number of shares of its Common Stock, $.001 par value per share (the "Common Stock") as set forth in Section 1 of this Agreement in consideration of services provided to the Company by the Grantee.

         WHEREAS, certain terms of the Option have previously been modified;

         WHEREAS, the Company and Grantee wish to memorialize the current terms of the Option in one agreement.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. GRANT OF OPTION. The Company hereby confirms its prior grant to the Grantee of the right and option to purchase all or any part of an aggregate of two hundred thousand (200,000) shares of its Common Stock (the "Shares")on the terms and conditions and subject to all the limitations set forth herein.

         2. PURCHASE PRICE. The per share purchase price of the Shares covered by the Option (the "Purchase Price") shall be $2.0625.

         3. EXERCISE OF OPTION. The Option granted hereby shall be exercisable in full at any time prior to the expiration date of the Option set forth in
Section 4 of the Agreement.

         4. TERM OF OPTION. The Option shall terminate on November 17, 2005.

         5. EXERCISE OF OPTION AND ISSUE OF SHARES.

                  (a) The Option may be exercised in whole or in part (to the extent that it is exercisable in accordance with its terms) by giving written notice to the Company, together with the tender of the purchase price of the Shares covered by the Option. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised, shall contain any warranty required by Section 6 below and shall otherwise comply with the terms and conditions of this Agreement. The Company shall pay all original issue taxes with respect to the issue of the Shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection herewith. Except as specifically set forth herein, the Grantee or other holder of this Option acknowledges that any income or other taxes due from him with respect to this Option or the Shares issuable pursuant to this Option shall be the responsibility of the Grantee or such holder. The holder of this Option shall have rights as a stockholder of the Company only with respect to any Shares covered by the Option after due exercise of the Option and tender of the full purchase price for the Shares being purchased pursuant to such exercise.

                  (b) At any time prior to the expiration of the term of the Option specified in Section 4 hereof, the holder of this Option may, at his option, exchange this Option, in whole or in part (an "Option Exchange ") into the number of shares of Common Stock determined in accordance with this Subsection 5(b), by surrendering this Option at the principal office of the Company, accompanied by a notice stating such holder's intent to effect such exchange, the number of Shares to be exchanged and the date on which the holder requests that such Option Exchange occur (the "Notice of Exchange"). The Option Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the Shares issuable upon such Option Exchange and, if applicable, a new Option of like tenor evidencing the balance of the Shares remaining subject to this Option, shall be issued as of the Exchange Date and delivered to the holder within ten (10) days following the Exchange Date. In connection with any Option Exchange, this Option shall represent the right to subscribe for and acquire the number of shares of Common Stock (rounded to the next highest integer) equal to (i) the number of Shares specified by the holder in its Notice of Exchange (the "Total Number") less (ii) the number of shares of Common Stock equal to the quotient obtained by dividing (A) the product of the Total Number and the existing Purchase Price by (B) the Current Market Value of a share of Common Stock.

         As used herein, the phrase "Current Market Value" at any date shall be deemed to be the last reported sale price, or, in the case no such reported sale takes place on such day, the average of the last reported sale prices for the last three trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or as reported in the NASDAQ SmallCap Market or National Market System, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the NASDAQ SmallCap Market or National Market System, the closing bid price as furnished by the National Association of Securities

Dealers, Inc. through NASDAQ or similar organization if NASDAQ is no longer reporting such information, or if none of the foregoing are available, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it for the two days immediately preceding such issuance or sale and the day of such issuance or sale.

         6. PURCHASE FOR INVESTMENT. Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have effectively registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

                  (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise that such person(s) are acquiring such Shares for it, his or her own account, as the case may be, for investment and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend or a substantially similar legend which shall be endorsed upon the certificate(s) evidencing their option Shares issued pursuant to such exercise:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). Such shares may not be sold, transferred or otherwise disposed of unless they have first been registered under the Act or, unless, in the opinion of counsel satisfactory to the Company's counsel, such registration is not required."

                  (b) The Company shall have been advised by its counsel that the Shares may be issued upon such particular exercise in compliance with the Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company reasonably deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

         7. ADJUSTMENT OF PURCHASE PRICE.

                  (a) If the Company shall split, subdivide or combine its Common Stock, the Purchase Price shall be proportionately decreased in the case of a split or subdivision or increased in the case of a combination.

                  (b) If the Company shall pay a dividend with respect to the Common Stock or make any other distribution with respect to the Common Stock, payable in shares of Common Stock, then the Purchase Price shall be adjusted, from and after the date of determination of the stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Purchase Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and
(ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

         8. RECLASSIFICATION, MERGER, ETC. In the case of any reclassification of the Common Stock or in the case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification of the Common Stock) or in the case of any sale of all or substantially all of the assets of the Company, then the Company, or such successor or purchasing corporation, as the case may be, shall execute a new option, providing that the holder of this Option shall have the right to exercise such new option and upon such exercise to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Option, the number and kind of shares of stock other securities, money or property receivable upon such reclassification, change, consolidation or merger by a holder of shares of the Common Stock with respect to one share of Common Stock. Such new option shall provide for adjustments which shall be as nearly equivalent as may be practicable to that adjustments provided for herein. The provisions of this Section 8 shall similarly apply to successive reclassifications, changes, consolidations or mergers.

         9. STOCK TO BE RESERVED. The Company will at all times reserve and keep available out of its authorized Common Stock or its treasury shares, solely for the purpose of issue upon the exercise of this Option as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Option.

         10. NOTICES. Any notices required or permitted by the terms of this Agreement shall be given by registered or certified mail, return receipt requested, addressed as follows:


         To the Company:   U.S. Home & Garden Inc.
                           655 Montgomery Street
                           Suite 830
                           San Francisco, California  94111
                           Attention: President

         To the Grantee:   Robert Kassel
                           3444 Washington Street
                           San Francisco, CA 94118

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given when mailed in accordance with the foregoing provisions. Either party hereto may change the addresses to which notices hereunder may be given by providing the other party hereto with written notice of such change.

         11. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the law of the State of Delaware.

         12. PRIOR AGREEMENTS. This Agreement supersedes all prior agreements between the parties with respect to the Option and the matters set forth herein.

         13. BENEFIT OF AGREEMENT. This Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators and successors of the parties hereto.


         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Grantee has hereunto set its hand, all as of the day and year first above written


                                        U.S. HOME & GARDEN INC.


                                        By: /S/ DAVID HARPER
                                            -----------------------------------
                                                David Harper, Vice President



                                        /S/ ROBERT KASSEL
                                        ---------------------------------------
                                        Robert Kassel, Grantee